                                                                   EXHIBIT 99.15


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-4
              ---------------------------------------------------

                Monthly Period:                      4/1/00 to
                                                     4/30/00
                Distribution Date:                   5/17/00
                Transfer Date:                       5/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                               $5.28333
                              Class B                               $5.45000
                              CIA                                   $5.94167

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $5.28333
                              Class B                               $5.45000
                              CIA                                   $5.94167

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              CIA                                      $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $70,431,798.90
                              Class B                             $6,358,198.87
                              CIA                                 $8,047,595.37
                                                          ---------------------
                              Total                              $84,837,593.14

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                             $7,234,702.08
                              Class B                               $653,105.08
                              CIA                                   $826,643.66
                                                          ---------------------
                              Total                               $8,714,450.82

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,234,702.08

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                               $653,105.08

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                   $826,643.66

        (e1)  Total Principal Funding Investment
              Proceeds                                                    $0.00
        (e2)  Investment Earnings on deposits to
              Reserve Account                                             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 3


    3.  Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $35,957,403,124.97

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                               Class A                          $500,000,000.00
                               Class B                           $45,180,000.00
                               CIA                               $57,230,000.00
                                                          ---------------------
                               Total                            $602,410,000.00

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    1.391%
                              Class B                                    0.126%
                              CIA                                        0.159%
                                                          ---------------------
                              Total                                      1.676%

        (d)   During the Amortization Period: The
              Invested Amount as of __________ (the
              last day of the Revolving Period)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                    0.000%
                              Class B                                    0.000%
                              CIA                                        0.000%
                                                          ---------------------
                              Total                                      0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 4


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $412,356,105.49
        (b)   65 - 94 days                                      $304,262,251.21
        (c)   95 - 124 days                                     $259,879,194.26
        (d)   125 - 154 days                                    $222,010,293.21
        (e)   155 - 184 days                                    $195,551,133.26
        (f)   185 or more days                                            $0.00
                                                          ---------------------
                              Total                           $1,394,058,977.43

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                                Class A                           $2,336,565.85
                                Class B                             $210,910.71
                                CIA                                 $266,998.16
                                                          ---------------------
                                Total                             $2,814,474.72

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 5


        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the Class
              B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                               $625,000.00
                              Class B                                $56,475.00
                              CIA                                    $71,537.50
                                                          ---------------------
                              Total                                 $753,012.50

    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA and Class B
              Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

    9.  CIA Invested Amount
        (a)   The amount of the CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $57,230,000.00

        (b)   The Required CIA Invested Amount as of the
              close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 6


    10. The Pool Factor
        ---------------
        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                              Total                                  1.00000000

    11. The Portfolio Yield
        -------------------
           The Portfolio Yield for the related Monthly Period            11.75%

    12. The Base Rate
        -------------
           The Base Rate for the related Monthly Period                   8.43%


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.    Accumulation Period

        (a)   Accumulation Period commencement date                  04/01/2007

        (b)   Accumulation Period Length (months)                             2

        (c)   Accumulation Period Factor                                   5.32

        (d)   Required Accumulation Factor Number                             8

        (e)   Controlled Accumulation Amount                    $301,205,000.00

        (f)   Minimum Payment Rate (last 12 months)                      14.06%

        2.    Principal Funding Account
              -------------------------

              Beginning Balance                                           $0.00
                 Plus: Principal Collections for related
                       Monthly Period from Principal Account              $0.00
                 Plus: Interest on Principal Funding Account
                       Balance for related Monthly Period                 $0.00

                 Less: Withdrawals to Finance Charge Account              $0.00
                 Less: Withdrawals to Distribution Account                $0.00
                                                              -----------------
              Ending Balance                                              $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-4
Page 7


    3.  Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                     $0.00

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                      $0.00

              Accumulation Shortfall                                      $0.00
                                                          ---------------------
              Aggregate Accumulation Shortfalls                           $0.00


    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                              $0.00

        Less: Principal Funding Investment Proceeds                       $0.00
                                                          ---------------------
              Principal Funding Investment Shortfall                      $0.00
                                                          ---------------------

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)   Required Reserve Account Amount percentage                0.00000%

        (b)   Required Reserve Account Amount ($)                         $0.00
              (0.5% of Invested Amount or other amount designated by Transferor)

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                               $0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               $0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                     $0.00

    3.  Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the related Transfer Date (1(d) plus 2 above)                     $0.00

    4.  The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related
        Monthly Period                                                     4.41%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page




                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President